SUB-ITEM 77(Q1)

EXHIBITS

77Q1(e) Investment Advisory Agreement between Homrich & Berg, Inc. and Registrant dated November 7, 2016 (Exhibit incorporated by reference as filed as Exhibit (g)(1) in pre-effective amendment No. 1 via EDGAR on November 8, 2016, accession number 0001398344-16-020474).

77Q1(e) Sub-Advisory Agreement between Homrich & Berg, Inc., ABS Investment Management LLC and Registrant dated November 7, 2016 (Exhibit incorporated by reference as filed as Exhibit (g)(2) in pre-effective amendment No. 1 via EDGAR on November 8, 2016, accession number 0001398344-16-020474).